U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2006

NEOMEDIA TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Second Street, Suite 600, Fort Myers, Florida		33901
(Address of Principal Executive Offices)		(Zip Code)

(239) - 337-3434
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On December 20, 2006 NeoMedia Technologies, Inc. (“NeoMedia”) accepted the resignation of Martin Copus, 52, from his role as Chief Operating Officer and head of the NeoMedia Mobile business unit, and implemented a series of strategic changes in the leadership of its NeoMedia Mobile division.

Effective immediately, Roger M. Pavane, NeoMedia’s senior vice president of sales and marketing and a 21-year wireless industry veteran, now leads efforts for the mobile division in the Americas, and Dr. Christian Steinborn, managing director of NeoMedia’s Gavitec AG - mobile digit subsidiary in Germany, leads efforts in Europe and Asia.

On December 22, 2006, NeoMedia issued a press release with respect to these changes, which is attached hereto as exhibit 16.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMedia Technologies, Inc. (Registrant)

Date: December 26, 2006	By:	/s/ Charles W. Fritz
Charles W. Fritz, Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Press release dated December 22, 2006